SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934 Date of Report

(Date of earliest event reported) May 17, 2002

UNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-12431	22-3282551
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

64 OLD HIGHWAY 22, CLINTON, NEW JERSEY	08809
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 730-7630

Item 5. Other

The Registrant issued a press release on May 17, 2002, announcing the Registrant’s Results of 2002 Shareholders Meeting.

Item 7. Exhibits.

The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.	Description
99	Press Release dated May 17, 2002.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Dated: May 17, 2002	By: /s/ Alan J. Bedner Jr.
ALAN J. BEDNER JR, CONTROLLER